                                                                EXHIBIT 99.1


    [Enron logo]
                        ENRON GLOBAL POWER & PIPELINES L.L.C.

P               Proxy Solicited on Behalf of the Board of Directors of
    Enron Global Power & Pipelines L.L.C. for Special Meeting on Tuesday,
R   November 18, 1997

O       The Undersigned hereby appoints Rodney L. Gray, K. Wade Cline and Kurt
    S. Huneke, or any of them, and any substitute or substitutes, to be the
X attorneys and proxies of the undersigned at the Special Meeting of Shareholders of Enron Global Power & Pipelines L.L.C. ("EPP") to be held at
Y 10:00 a.m. Houston time on November 18, 1997, in Room 5C of the Enron Building, 1400 Smith Street, Houston, Texas, or at any adjournment thereof, and to vote at such meeting the shares of EPP the undersigned held of record on the books of EPP on the record date for the meeting.

                                                (change of address/comments)

                                           _____________________________________

                                           _____________________________________

                                           _____________________________________

                                           _____________________________________
                                           (If you have written in the above
                                           space, please mark the corresponding
                                           box on the reverse side of this card)

    You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.

    The signer hereby revokes all proxies theretofore given by the signer to vote at said meeting or any adjournment(s) or postponement(s) thereof.

                                                                -------------
                                                                 SEE REVERSE
                                                                     SIDE
                                                                -------------
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    PLEASE MARK YOUR                                       |
[X] VOTE AS IN THIS                                        |        4835
    EXAMPLE.                                               |________

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

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            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
--------------------------------------------------------------------------------
                                                        FOR  AGAINST  ABSTAIN
                                                        [ ]    [ ]      [ ]
1. Approval of the Amended and Restated Agreement and Plan of Merger among Enron Corp., Enron
   International Merger L.L.C. and Enron Global
   Power & Pipelines L.L.C. dated August 18, 1997 and amended and restated as of September 15, 1997.





                                        All as more particularly described in
                                        the Proxy Statement/Prospectus relating
                                        to such meeting, receipt of which is
                                        hereby acknowledged.




SIGNATURES(S)______________________________________DATE__________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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                              FOLD AND DETACH HERE


[ENRON LOGO]                                               THIS IS YOUR PROXY.
                                                         YOUR VOTE IS IMPORTANT.
ENRON GLOBAL POWER & PIPELINES L.L.C.

Shortly after shareholder approval of the Amended and Restated Agreement and Plan of Merger, you will receive instructions on the procedure to be followed to exchange your Enron Global Power & Pipelines L.L.C. Common Share certificates for Enron Corp. Common Stock certificates. Please hold your certificates until you receive these instructions.

                   TO CONTACT OUR TRANSFER AGENT, PLEASE CALL
                        (800) 519-3111 OR (201) 324-1225
                                  OR WRITE TO:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                 P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500

                FOR EARNINGS INFORMATION ON THE ENRON COMPANIES,
                           PLEASE CALL (800) 808-0363